UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 16, 2014, CBS Corporation (the “Company” or “CBS Corp.”) completed the disposition of its approximately 81% ownership of CBS Outdoor Americas Inc. (“Outdoor Americas”) common stock through a tax-free split-off (the “Split-Off”).  In connection with the Split-Off, the Company accepted 44,723,131 shares of CBS Corp. Class B Common Stock from its stockholders in exchange for the 97,000,000 shares of Outdoor Americas common stock that it owned.  As a result, in the second quarter of 2014 Outdoor Americas was presented as a discontinued operation in the Company’s consolidated financial statements. Accordingly, the Company has recast its consolidated financial statements to present Outdoor Americas as a discontinued operation.

Exhibit 99.1 of this Current Report on Form 8-K presents a recast of the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (“Form 10-K”) to present Outdoor Americas as a discontinued operation:  Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition, and Item 8. Financial Statements and Supplementary Data.   Except for information and events related to the Split-Off, no revisions have been made to the Company’s Form 10-K to update for other information, developments or events that have occurred since the Company’s Form 10-K was filed on February 14, 2014.

This Current Report on Form 8-K should be read in conjunction with the Company’s Form 10-K, First Quarter 2014 Form 10-Q, Second Quarter 2014 Form 10-Q and other filings with the SEC. These SEC filings contain important information regarding events, developments and updates affecting the Company and its expectations that have occurred since the filing of the Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.    The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1

Recast of CBS Corporation’s Selected Financial Data, Consolidated Financial Statements and notes thereto as of December 31, 2013 and 2012 and for each of the years ended December 31, 2013, 2012 and 2011, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

101

101. INS XBRL Instance Document.
101. SCH XBRL Taxonomy Extension Schema.
101. CAL XBRL Taxonomy Extension Calculation Linkbase.
101. DEF XBRL Taxonomy Extension Definition Linkbase.
101. LAB XBRL Taxonomy Extension Label Linkbase.
101. PRE XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION

(Registrant)

By:	/s/ Joseph R. Ianniello
Name: Joseph R. Ianniello
Title: Chief Operating Officer

Date:  August 8, 2014